UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2018

Zuora, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38451	20-5530976
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 South Delaware Street, Suite 301, San Mateo, California		94403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 425-1281

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01

Notice of Satisfaction of Conditions for Early Lock-Up Expiration; Expected Early Lock-Up Release Date

In connection with Zuora, Inc.’s (the “Company”) initial public offering of Class A common stock (the “IPO”), each of the Company’s directors and executive officers and other holders of substantially all of the Company’s outstanding equity securities as of the IPO entered into lock-up agreements with the underwriters that restrict their ability to sell or transfer their shares for a period of 180 days after April 11, 2018.

The lock-up agreements provide that the restricted period will end with respect to 25% of the shares subject to each lock-up agreement if, at any time beginning 90 days after April 11, 2018, (i) the Company filed at least one quarterly report on Form 10-Q or annual report on Form 10-K and (ii) the last reported closing price of the Company’s Class A common stock is at least 33% greater than the IPO price of the Company’s Class A common stock for 10 out of any 15 consecutive trading days, including the last day of such 15-day period, ending on or after the 90th day after April 11, 2018 (the “Early Release Conditions”); provided, further, that if, such restricted period ends during a trading black-out period, the restricted period will end one full business day following the date that the Company announces its earnings results for the previous fiscal quarter.

On July 10, 2018, the Early Release Conditions were satisfied and the Company was in its standard quarterly trading black-out period.

In accordance with the lock-up agreements, the restricted period for the eligible 25% of the shares subject to each lock-up agreement will end, and such shares will become eligible for immediate sale in the public market, at the open of trading on first full business day following the date that the Company announces its earnings results for its fiscal quarter ended July 31, 2018 (the “Early Lock-Up Expiration Date”) (subject to trading limitations on shares held by affiliates of the Company, restrictions under the Company’s insider trading policy and continued vesting of any unvested equity awards as of such date). The Company expects to announce its earnings results for its fiscal quarter ended July 31, 2018 in August or early September 2018. The Company will announce the expected Early-Lock Up Expiration Date at least two days prior to the opening of trading on the Early Lock-Up Expiration Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUORA, INC.

Dated: July 10, 2018	By:	/s/ Jennifer Pileggi
Jennifer Pileggi
Senior Vice President, General Counsel, and Corporate Secretary